SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                December 7, 2009
                               ------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This 8-K/A is filed to correct the date that the Company entered into the agreement described below from the effective date of the agreement of September 16, 2009 to the date that the agreement finally executed by the parties of September 21, 2009, and to more fully describe the material terms of the agreement and related matters in compliance with the requirements of Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sales of Equity Securities

The Company entered into an agreement on September 21, 2009, that by its terms was effective September 16th, 2009, with Tenix Holding Inc., a Delaware corporation ("Tenix"). The Company owed $360,000, plus accrued interest, to Tenix as the remaining balance under the Company's obligation to Tenix originating from the Company's acquisition of StarTrak Systems, LLC in 2006.
The Company and Tenix agreed that the remaining balance and accrued interest shall be retired by the Company issuing 1,000,000 shares of its Class A Common Stock to Tenix in payment thereof. The agreement also requires the Company to issue up to an additional 150,000 shares of the Company's Class A Common Stock to Tenix if the weighted average closing price of such stock for the period from October 1, 2009 through November 30, 2009 is less than $0.45 per share. (The actual weighted average closing price of such stock for such period was $0.47 therefore no additional shares shall be issued to Tenix under the agreement.)

Tha issuance of the shares to Tenix is exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933 because it did not involve a public offering.

Item 9.01  Financial Statements and Exhibits

     Exhibits 99.1 Agreement to Exchange Stock for Note

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2009                  ALANCO TECHNOLOGIES, INC.

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer